Exhibit 10.13

OPTION AWARD AGREEMENT

Dated as of February 3, 2023

[Shuhei Komatsu]

This Holder Option Award Agreement (this “Agreement”) dated as of the date first set forth above (the “Award Date”) is entered into by and between AERWINS Technologies Inc., a Delaware corporation previously named Pono Capital Corp. (the “Company”), and Shuhei Komatsu (the “Holder”). The Company and Holder may collective be referred to as the “Parties” and each individually as a “Party”.

This Agreement is entered into pursuant to an Option Rollover Agreement by and between the Parties dated as of the Award Date (the “Rollover Agreement”) and is subject to the terms and conditions thereof.

WHEREAS, the Holder is a director or officer of the Company and the Company now desires to grant to Holder certain options to acquire certain shares of common stock, par value $0.000001 per share, of the Company (the “Common Stock”);

NOW, THEREFORE, in consideration of the promises and of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Holder hereby agree as follows:

1.

Grant. Pursuant to the terms herein, the Company hereby grants to Holder as of the Award Date the right and option (the “Options”) to purchase all or any part of the number of shares of Common Stock as set forth on Exhibit A attached hereto, subject to adjustment as set forth herein, and subject to the terms and conditions of this Agreement. The Options are not intended to be Incentive Stock Options as defined by Section 422 of the Internal Revenue Code of 1986, as amended. The Parties acknowledge and agree that, as of the Award Date, the Holder has delivered to the Company the purchase price for the Options issued hereunder pursuant to the AERWINS Options (as defined in the Rollover Agreement) and the AERWINS Option Agreement (as defined in the Rollover Agreement), provided that such payment shall not entitle Holder to exercise any of the Options unless such options have vested as set forth herein, and thereafter only in accordance with, and subject to the provisions of, this Agreement.

2.	Vesting; Forfeiture and Rights to the Options.

(a)	The Options will be subject to vesting and forfeiture pursuant to the provisions herein.

(b)

The vesting period shall commence on the Award Date, and thereafter (i) one third (1/3rd) of the Options shall vest on the three month anniversary of the Award Date, (ii) one third (1/3rd) of the Options shall vest on the fifteen month anniversary of the Award Date; and (iii) the remaining one third (1/3rd) of the Options shall vest on the twenty seven month anniversary of the Award Date, in each case subject to the terms and conditions herein, including the forfeiture provisions herein.

(c)	Any portion of the Options which have vested in accordance with the terms and conditions herein shall be referred to as the “Vested Options.”

(d)

In the event that the Holder ceases to serve as either a director or an officer of the Company at any time, for any reason, including, without limitation, due to the death of Holder, the resignation by Holder from Holder’s position as a director and from any positions Holder may hold as an officer of the Company, the removal of the Holder as a director of the Company by the stockholders of the Company or the failure of the stockholders of the Company to re-elect Holder as a director of the Company, the removal of the Holder as an officer of the Company by the Board of Directors of the Company (the “Board”) for any reason (a “Cessation of Service”), any Options which have not vested as of the time of the Cessation of Service shall automatically be forfeited and returned to the Company. For the avoidance of doubt, a Cessation of Service shall not be deemed to occur (i) if Holder ceases to serve as a director of the Company but continues to serve as an officer of the Company, or (ii) if Holder ceases to serve as an officer of the Company but continues to serve as a director of the Company, and the intent of this provision is that a Cessation of Service shall only be deemed to occur of the Holder ceases to serve in any position as a director or officer of the Company.

(e)

If the Options do not vest according to the terms and conditions set forth in herein, the Options will be forfeited and returned to the Company, and all Holder’s rights, or the rights of Holder’s heirs in and to such Options will terminate, unless the Board determines otherwise in its sole and absolute discretion.

3.

Option Period. Vested Options shall be exercisable at any time following the date of such vesting and expiring on the tenth anniversary of the Grant Date (such period, the “Option Period”). To the extent not exercised by the end of the Option Period, the Options shall automatically expire and terminate.

4.	Price. The exercise price of the Options is shall be as set forth on Exhibit A attached hereto, subject to adjustment as set forth herein (the “Exercise Price”).

5.	Exercise.

(a)

Vested Options shall be exercisable by Holder delivering to the Company, during the Option Period, a Notice of Option Exercise in the form as attached hereto as Exhibit 1 (the “Exercise Notice”) and complying with the remaining terms and conditions herein.

(b)

The Exercise Notice shall be accompanied by full payment of the exercise price by tender to the Company of an amount equal to the Exercise Price multiplied by the number of underlying shares of Common Stock being purchased (the “Purchase Price”), by wire transfer or by certified check or bank cashier’s check, payable to the order of the Company.

(c)

Holder’s payment for exercise of the Vested Options shall be accompanied by payment of any amount that the Company, in its sole discretion, deems necessary to comply with any federal, state or local withholding requirements for income and employment tax purposes If the Holder fails to make such payment in a timely manner, the Company may: (i) decline to permit exercise of the Vested Options or (ii) withhold and set-off against compensation and any other amounts payable to the Holder the amount of such required payment. Such withholding may be in the shares underlying the Vested Options at the sole discretion of the Company.

(d)

Upon receipt of the Purchase Price, together with written Exercise Notice, and Holder’s compliance with the other provisions herein, the Company will record the Holder as the beneficial owner of the applicable shares of Common Stock in the books and records of the Company. The shares of Common Stock shall not be certificated. With respect to any exercise of the Vested Options, the Holder will for all purposes be deemed to have become the holder of record of the number of shares of Common Stock purchased hereunder on the date a properly executed notice and payment of the Purchase Price is received by the Company, except that, if the date of such receipt is a date on which the share transfer books of the Company are closed, Holder will be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the share transfer books are open.

6.

Adjustments. Upon the occurrence of any of the following events at any time after the Award Date, the Holder’s rights with respect to the Options shall be adjusted as hereinafter provided unless otherwise specifically provided in a written agreement between the Holder and the Company relating to the Options:

(a)

If the Common Stock shall be subdivided or combined into a greater or smaller number of shares, the number of shares of Common Stock deliverable upon the exercise of Vested Options shall be equitably and appropriately increased or decreased proportionately, and appropriate and equitable adjustments shall be made in the Exercise Price per share to reflect such subdivision or combination.

(b)

If the Company is merged or consolidated with or is acquired by another entity (an “Acquisition”), the Acquisition agreement shall provide that the Options shall be assumed by the surviving entity and the Exercise Price and number of Options shall be equitably adjusted.

(c)

In the event of a recapitalization or a reorganization of the Company (other than a transaction described in Section 6(b)) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, the Holder upon exercising the Vested Options shall be entitled to receive for the purchase price paid upon such exercise, the securities the Holder would have received if the Holder had exercised the Vested Options prior to such recapitalization or reorganization. Except as expressly provided herein, no issuance by the Company of shares of

Common Stock of any class or securities convertible or exercisable into shares of Common Stock of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to the Options. No adjustments shall be made for dividends or other distributions paid in cash or in property other than securities. With respect to shares issued in accordance with this Section 6, no fractional shares shall be issued and the Holder shall receive from the Company cash in lieu of such fractional shares or the Company shall round to the nearest whole share of Common Stock, as determined by the Board.

(d)

The Board or the successor Board of Directors of any surviving or ongoing entity in an Acquisition, as applicable, shall determine the specific adjustments to be made under this Section 6, and its determination shall be conclusive. If the Holder receives securities or cash in connection with a transaction described in this Section 6 above as a result of holding the Options, such securities or cash shall be subject to all of the conditions and restrictions applicable to the Options with respect to which such securities or cash were issued, unless otherwise determined by the Board or the successor Board.

7.	Additional Forfeiture.

(a)

Notwithstanding any other provision of this Agreement, at the option of the Board in its sole and absolute discretion, all Options which are not Vested Options shall be immediately forfeited in the event any of the following events occur (each, a “Forfeiture Event”):

(i)	The Holder purchases or sells securities of the Company without written authorization in accordance with the Company’s insider trading policy then in effect, if any;

(ii)

The Holder (A) discloses, publishes or authorizes anyone else to use, disclose or publish, without the prior written consent of the Company, any proprietary or confidential information of the Company, including, without limitation, any information relating to existing or potential customers, business methods, financial information, trade or industry practices, sales and marketing strategies, employee information, vendor lists, business strategies, intellectual property, trade secrets or any other proprietary or confidential information or (B) directly or indirectly uses any such proprietary or confidential information for the individual benefit of the Holder or the benefit of a third party;

(iii)

Except as prior approved by the Board in writing the Holder directly or indirectly owns, manages, controls or participates in the ownership, management or control of, or is employed or engaged by or otherwise affiliated or associated as an officer, director, partner, consultant, independent contractor, agent, representative or otherwise, with any other person or entity that competes with the business of the Company or any of its Affiliates (as defined hereinafter) in any geographical area in which the Company or any of its Affiliates conducts its business or promotes its products or services; provided, however, that the ownership of not more than one percent (1%) of the stock of a company whose equity interests are publicly traded on a nationally recognized stock exchange or over-the-counter shall not be deemed a violation of this provision;

(iv)

The Holder disrupts or damages, impairs or interferes with the business of the Company or its Affiliates by recruiting, soliciting or otherwise inducing any of their respective employees to enter into employment or other relationship with any other business entity, or terminate or materially diminish their relationship with the Company or its Affiliates, as applicable; or

(v)

The Holder solicits or directs business of any person or entity who is (A) a customer of the Company or its Affiliates at any time or (B) solicited to be a “prospective customer” of the Company or its Affiliates, in any case either for such Holder or for any other person or entity; provided that the Holder has actual knowledge of such prospective customer. For purposes of this Section 7(a)(v) “prospective customer” means a person or entity that contacted, or is contacted by, the Company or its Affiliates regarding the provision of services to or on behalf of such person or entity.

(b)

For purposes of this Agreement, “Affiliate” means with respect to a person or entity, any other person or entity controlled by, in control of or under common control with such person or entity, and “controlled,” “controlled by,” and “under common control with” shall mean direct or indirect possession of the power to direct or cause the direction of management or policies (whether through ownership of voting securities, by contract or otherwise) of a person or entity.

8.

Necessity to Become Holder of Record. The Holder shall not have any rights as a stockholder of the Company with respect to any shares of Common Stock underlying the Options until Holder shall have become the holder of record of such shares of Common Stock. No dividends or cash distributions, ordinary or extraordinary, as to any shares of Common Stock shall be paid to or provided to the Holder if the record date is prior to the date on which Holder became the holder of record of the applicable shares of Common Stock.

9.

Conditions to Exercise of Vested Options. In order to enable the Company to comply with the Securities Act of 1933, as amended (together with the rules and regulations thereunder, the “Securities Act”) and relevant state law, the Company may require the Holder, as a condition of the exercising of the Options granted hereunder, to give written assurance satisfactory to the Company that the shares of Common Stock subject to the Options are being acquired for Holder’s own account, for investment only, with no view to the distribution of same, and that any subsequent resale of any such shares of Common Stock either shall be made pursuant to a registration statement under the Securities Act and applicable state law which has become effective and is current with regard to the shares of Common Stock being sold, or shall be pursuant to an exemption from registration under the Securities Act and applicable state law. The Options are subject to the requirement that, if at any time the Board shall determine, in its discretion, that the listing, registration, or qualification of the shares of Common Stock underlying the Options upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with the issue or purchase of shares underlying the Options, the Options may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected.

10.

Representations and Warranties Related to the Options and Common Stock. The Options, any shares of Common Stock or other securities of the Company that may be issued or granted to the Holder hereunder or pursuant to any other agreement between the Company and the Holder in connection with the transactions contemplated herein may be referred to as the “Securities”, and Holder represents and warrants to the Company as set forth in this Section 10 with respect to the Securities and Holder’s receipt thereof, as of the Award Date and as of the date of any issuance or granting of any Securities.

(a)	Holder is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated pursuant to the Securities Act (an “Accredited Investor”).

(b)

Holder hereby represents that the Securities are being acquired for Holder’s own account and not for sale or with a view to distribution thereof. Holder acknowledges and agrees that any sale or distribution of Securities which have vested may be made only pursuant to either (a) a registration statement on an appropriate form under the Securities Act of 1933, as amended (the “Securities Act”), which registration statement has become effective and is current with regard to the shares being sold, or (b) a specific exemption from the registration requirements of the Securities Act that is confirmed in a favorable written opinion of counsel, in form and substance satisfactory to counsel for the Company, prior to any such sale or distribution. Holder hereby consents to such action as the Board or the Company deems necessary or appropriate from time to time to prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act or to implement the provisions of this Agreement, including but not limited to placing restrictive legends on certificates evidencing shares of Securities (whether or not vested) and delivering stop transfer instructions to the Company’s stock transfer agent.

(c)

Holder understands that the Securities are being offered and sold to Holder in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein in order to determine the availability of such exemptions and the eligibility of the Holder to acquire the Securities.

(d)

Holder has been furnished with all documents and materials relating to the business, finances and operations of the Company and information that Holder requested and deemed material to making an informed investment decision regarding its acquisition of the Securities. Holder has been afforded the opportunity to review such documents and materials and the information contained therein. Holder has been afforded the opportunity to ask questions of the Company and its management. Holder understands that such discussions, as well as any written information provided by the Company, were intended to describe the aspects of the Company’s business and prospects which the Company believes to be material, but were not necessarily a thorough or exhaustive description and the Company makes no representation or warranty with respect to the completeness of such information and makes no representation or warranty of any kind with respect to any information provided by any entity other than the Company. Some of such information may include projections as to the future performance of the Company, which projections may not be realized, may be based on assumptions which may not be correct and may be subject to numerous factors beyond the Company’s control. Additionally, Holder understands and represents that Holder is acquiring the Securities notwithstanding the fact that the Company may disclose in the future certain material information that the Holder has not received. Holder has sought such accounting, legal and tax advice as Holder has considered necessary to make an informed investment decision with respect to Holder’s investment in the Securities. Holder has full power and authority to make the representations referred to herein, to acquire the Securities and to execute and deliver this Agreement. Holder, either personally, or together with Holder’s advisors has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities, is able to bear the risks of an investment in the Securities and understands the risks of, and other considerations relating to, a purchase of the Securities. The Holder and Holder’s advisors have had a reasonable opportunity to ask questions of and receive answers from the Company concerning the Securities. Holder’s financial condition is such that Holder is able to bear the risk of holding the Securities that Holder may acquire pursuant to this Agreement for an indefinite period of time, and the risk of loss of Holder’s entire investment in the Company. Holder has investigated the acquisition of the Securities to the extent Holder deemed necessary or desirable and the Company has provided Holder with any reasonable assistance Holder has requested in connection therewith. No representations or warranties have been made to Holder by the Company, or any representative of the Company, or any securities broker/dealer, other than as set forth in this Agreement.

(e)

Holder also acknowledges and agrees that an investment in the Securities is highly speculative and involves a high degree of risk of loss of the entire investment in the Company and there is no assurance that a public market for the Securities will ever develop and that, as a result, Holder may not be able to liquidate Holder’s investment in the Securities should a need arise to do so. Holder is not dependent for liquidity on any of the amounts Holder is investing in the Securities. Holder has full power and authority to make the representations referred to herein, to acquire the Securities and to execute and deliver this Agreement. Holder understands that the representations and warranties herein are to be relied upon by the Company as a basis for the exemptions from registration and qualification of the issuance and sale of the Securities under the federal and state securities laws and for other purposes.

(f)	Holder understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

(g)

Holder understands that until such time as the Securities have been registered under the Securities Act or may be sold pursuant to Rule 144, Rule 144A under the Securities Act or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Securities may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

“NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144, RULE 144A OR REGULATION S UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

(h)

This Agreement has been duly and validly authorized by Holder. This Agreement has been duly executed and delivered on behalf of Holder, and this Agreement constitutes a valid and binding agreement of Holder enforceable in accordance with its terms.

(i)	Holder is an individual resident of the location set forth in the notices provision for Holder herein.

11.

No Transfer. Holder may not sell, transfer, assign, give, place in trust, or otherwise dispose of or pledge, grant a security interest in, or otherwise encumber the Options, whether vested or not, of this Agreement, or otherwise encumber the Options or any rights herein or therein, and any attempted transfer shall be null and void ab initio and the Company shall not recognize any purported transferee as the holder thereof.

12.	Taxes.

(a)

Holder shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, all federal, state, local and foreign taxes that are required by applicable laws and regulations to be withheld by the Company with respect to such amount. Holder shall be responsible for the payment of all taxes required to be paid in connection with the issuance or vesting of the Options or the shares of Common Stock that may be issued with respect thereto.

(b)

THIS SUMMARY DOES NOT ADDRESS SPECIFIC STATE, LOCAL OR FOREIGN TAX CONSEQUENCES THAT MAY BE APPLICABLE TO HOLDER. HOLDER UNDERSTANDS THAT THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. BY SIGNING THIS AGREEMENT, HOLDER REPRESENTS THAT HOLDER HAS REVIEWED WITH HOLDER’S OWN TAX ADVISORS THE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT AND THAT HOLDER IS RELYING SOLELY ON SUCH ADVISORS AND NOT ON ANY STATEMENTS OR REPRESENTATIONS OF THE COMPANY OR ANY OF ITS AGENTS. HOLDER UNDERSTANDS AND AGREES THAT HOLDER (AND NOT THE COMPANY) SHALL BE RESPONSIBLE FOR ANY TAX LIABILITY THAT MAY ARISE AS A RESULT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

13.

Data Privacy Consent. In order to administer the this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of this Agreement (the “Relevant Information”). By entering into this Agreement, the Holder (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Holder may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Holder shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

14.

Review. The Holder has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel before executing this Agreement and fully understands all provisions of this Agreement. The Holder hereby agrees to accept as binding, conclusive, and final all decisions or interpretations of the Board upon any questions relating to this Agreement.

15.

No Rights to Continued Engagement. This Agreement does not confer upon Holder any right to continued engagement by the Company or any of its subsidiaries or affiliated companies, nor shall it interfere in any way with the rights of the stockholders of the Company to choose not to name or elect Holder as a director of the Company or to remove Holder as a director of the Company, if applicable, in accordance with the Company’s governing documents or any applicable laws.

16.

No Restriction. Nothing in this Agreement will restrict or limit in any way the right of the Board to issue or sell stock of the Company (or securities convertible into stock of the Company) on such terms and conditions as it deems to be in the best interests of the Company, including, without limitation, stock and securities issued or sold in connection with mergers and acquisitions, stock issued or sold in connection with any stock option or similar plan, and stock issued or contributed to any qualified stock bonus or employee stock ownership plan.

17.

Power of Attorney. Holder hereby irrevocably appoints the Company and each of its officers, employees and agents as Holder’s true and lawful attorneys with power (i) to sign in Holder’s name and on Holder’s behalf stock certificates and stock powers covering some or all of the Options and such other documents and instruments as the Board deems necessary or desirable to carry out the terms of this Agreement and (ii) to take such other action as the Board deems necessary or desirable to effectuate the terms of this Agreement. This power, being coupled with an interest, is irrevocable. Holder agree to execute such other stock powers and documents as may be reasonably requested from time to time by the Board to effectuate the terms of this Agreement.

18.

Effect of Waiver. The waiver by either Party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach hereof. No waiver shall be valid unless in writing.

19.

Assignment. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns. Other than as set forth herein, no Party shall have any power or any right to assign or transfer, in whole or in part, this Agreement, or any of its rights or any of its obligations hereunder, including, without limitation, any right to pursue any claim for damages pursuant to this Agreement or the transactions contemplated herein, or to pursue any claim for any breach or default of this Agreement, or any right arising from the purported assignor’s due performance of its obligations hereunder, including by merger, consolidation, operation of law, or otherwise, without the prior written consent of the other Party and any such purported assignment in contravention of the provisions herein shall be null and void and of no force or effect. Notwithstanding the forgoing, the Company (i) may assign this Agreement to any subsidiary or affiliate of the Company, provided that no such assignment shall relieve the Company of its obligations hereunder without the written consent of the Holder, and (ii) will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, “Company” shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise. This Agreement shall inure to the benefit of, and shall be binding upon, the successors and permitted assigns of the Parties.

20.

No Third-Party Rights. Except as expressly provided in this Agreement, this Agreement is intended solely for the benefit of the Parties and is not intended to confer any benefits upon, or create any rights in favor of, any person or entity other than the Parties.

21.

Entire Agreement; Effectiveness of Agreement. This Agreement sets forth the entire agreement of the Parties with respect to the subject matter hereof. This Agreement may be amended only by a written document signed by the Holder and the Company.

22.

Survival. The provisions of Section 10 through Section 33, inclusive, and any additional Sections of this Agreement as required to give effect to or to enforce the foregoing, shall survive any Cessation of Service or any expiration or termination of this Agreement or the Option Term, and provided that any expiration or termination of this Agreement shall not excuse a Party from compliance with, or fulfillment of, any obligations or conditions which arose prior to such expiration or termination.

23.

Severability. If any one or more of the provisions, or portions of any provision, of the Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions or parts hereof shall not in any way be affected or impaired thereby.

24.	Governing Law and Waiver of Jury Trial.

(a)

All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined, and this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, and for all purposes shall be construed in accordance with the laws of such state, without giving effect to the choice of law provisions of such state.

(b)

SUBJECT TO SECTION 26, EACH PARTY AGREES THAT ALL LEGAL PROCEEDINGS CONCERNING THIS AGREEMENT SHALL BE COMMENCED IN THE TOKYO DISTRICT COURTS, OR, SOLELY IN THE EVENT THAT THE TOKYO DISTRICT COURTS ARE UNABLE OR UNWILLING TO ASSERT JURISDICTION WITH RESPECT TO THIS AGREEMENT OR THE ENFORCEMENT OF ANY JUDGEMENT HEREUNDER FOR ANY REASON, THEN IN THE STATE OR FEDERAL COURTS OF THE UNITED STATES WITH JURISDICTION IN PALM BEACH COUNTY, FLORIDA (AS APPLICABLE, THE “SELECTED COURTS”). EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE SELECTED COURTS FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING

WITH RESPECT TO THE ENFORCEMENT OF THE RIGHTS OF A PARTY UNDER THIS AGREEMENT), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH SELECTED COURTS, OR SUCH SELECTED COURTS ARE IMPROPER OR INCONVENIENT VENUE FOR SUCH PROCEEDING. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(c)

TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 24(c).

25.

Attorneys’ Fees, Etc. If any Party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing Party in such action or proceeding shall be reimbursed by the other Party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

26.

Arbitration. Any controversy, claim or dispute arising out of or relating to this Agreement shall be resolved by arbitration in Tokyo, Japan pursuant to then-prevailing National Rules for the Resolution of Employment Disputes of the American Arbitration Association, provided that in the event that such rules may not be applied in Tokyo, Japan for any reason, then pursuant to arbitration rules as reasonably determined by the Company. The arbitration shall be conducted by three arbitrators, with one arbitrator selected by each Party and the third arbitrator selected by the two arbitrators so selected by the Parties. The arbitrators shall be bound to follow the applicable Agreement provisions in adjudicating the dispute. It is agreed by both Parties that the arbitrators’ decision is final, and that no Party may take any action, judicial or administrative, to overturn such decision. The judgment rendered by the arbitrators may be entered in the Selected Courts. Subject to the provisions of Section 25, each Party will pay its own expenses of arbitration and the expenses of the arbitrators will be equally shared provided that, if in the opinion of the arbitrators any claim, defense, or argument raised in the arbitration was unreasonable, the arbitrators may assess all or part of the expenses of the other Party (including reasonable attorneys’ fees) and of the arbitrators as the arbitrators deem appropriate. The arbitrators may not award either Party punitive or consequential damages.

27.

Limitation on Damages. IN NO EVENT WILL ANY PARTY BE LIABLE TO ANY OTHER PARTY UNDER OR IN CONNECTION WITH THIS AGREEMENT OR IN CONNECTION WITH THE TRANSACTIONS FOR SPECIAL, GENERAL, INDIRECT OR CONSEQUENTIAL DAMAGES, INCLUDING DAMAGES FOR LOST PROFITS OR LOST OPPORTUNITY, EVEN IF THE PARTY SOUGHT TO BE HELD LIABLE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

28.

Specific Performance. Each Party acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the other Party, and thus each Party acknowledges that the remedy at law for a breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by such Party of the provisions of this Agreement, that the other Party shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

29.

Expenses. Other than as specifically set forth herein, each of the Parties will bear their own respective expenses, including legal, accounting and professional fees, incurred in connection with this Agreement and the transactions contemplated herein.

30.

Notices. All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other Party, or by registered or certified mail, return receipt requested, postage prepaid, or by email with return receipt requested and received or nationally recognized overnight courier service, addressed as set forth below or to such other address as either Party shall have furnished to the other in writing in accordance herewith. All notices, requests, demands and other communications shall be deemed to have been duly given (i) when delivered by hand, if personally delivered, (ii) when delivered by courier or overnight mail, if delivered by commercial courier service or overnight mail, and (iii) on receipt of confirmed delivery, if sent by email.

If to the Company:

AERWINS Technologies Inc.

Attn: Shuhei Komatsu

600 N Broad Street, Suite 5 # 529

Middletown, Delaware 19709

Email: shuhei.komatsu@aerwins.us

If to Holder, to the address for the Holder as set forth in the books and records of the Company.

31.	Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

32.

Counsel. The Parties acknowledge and agree that legal counsel to the Company has acted as legal counsel to the Company, and that Counsel has prepared this Agreement at the request of the Company, and that Counsel is not legal counsel to Holder individually. Each of the Parties acknowledges and agrees that they are aware of, and have consented to, the Counsel acting as legal counsel to the Company and preparing this Agreement, and that Counsel has advised each of the Parties to retain separate counsel to review the terms and conditions of this Agreement and the other documents to be delivered in connection herewith, and each Party has either waived such right freely or has otherwise sought such additional counsel as it has deemed necessary. Each of the Parties acknowledges and agrees that Counsel does not owe any duties to Holder in Holder’s individual capacity in connection with this Agreement and the transactions contemplated herein. Each of the Parties hereby waives any conflict of interest which may apply with respect to Counsel’s actions as set forth herein, and the Parties confirm that the Parties have previously negotiated the material terms of the agreements as set forth herein.

33.

Execution in Counterparts, Electronic Transmission. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signatures appear on following page]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Award Date.

AERWINS Technologies Inc.
By:	/s/ Taiji Ito
Name:	Taiji Ito
Title:	Global Markets Executive Officer

Shuhei Komatsu

By:	/s/ Shuhei Komatsu
Name:	Shuhei Komatsu

Exhibit A

Number of Options Granted: 1,525,196

Exercise Price:	$0.00015 per share of Common Stock

EXHIBIT 1

NOTICE OF OPTION EXERCISE

Dated: ______________________

To: AERWINS Technologies Inc.

Attn: [_______________]

Sir/Madam:

Notice is hereby given of my election to purchase _____ shares of common stock of AERWINS Technologies Inc. (the “Company”) at a price of $[_________] per share under the provisions of the stock option (“Option”) granted to me on February 3, 2023.

I hereby certify that I am in compliance with the covenants and forfeiture provisions of the Option Agreement dated as of February 3, 2023 between the Company and me (the “Option Agreement”). I acknowledge that a violation of these provisions will result in the forfeiture of any remaining options that I have.

Enclosed is my check made payable to the Company in the amount of $ _________________ in payment of the exercise price of the Option and my check in the amount of $ ________________ made payable to _____________________________ in payment of the tax due on exercise of the Option.

The following information is supplied for use in issuing and registering the shares purchased:

Number of shares of Common Stock:

Full Name:

Address:

Signature: